INCOME TAX	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAX	INCOME TAX
The Company has no current or deferred tax expense due to its current year loss and its overall net operating loss position. A reconciliation of the federal statutory tax rate and the effective tax rates for the year ended December 31, 2023 and 2022 is as follows:

	December 31
	2023	2022
Federal Tax at Statutory Rate	21.00%	21.00%
Permanent	(0.89)%	(6.25)%
Change in Valuation Allowance	(22.77)%	(21.73)%
True Ups	—%	(0.06)%
R&D Credit	2.66%	7.04%

Effective Tax Rate	—%	—%
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets were as follows:

	December 31
	2023	2022
Capitalized R&D Expenses	$5,610,221	$5,199,721
Other Deferred Items	44,193	145,935
Stock Compensation	455,192	484,205
Net Operating Loss - US	6,161,916	3,919,323
R&D Credits	3,627,377	3,293,572
Net deferred tax assets	15,898,899	13,042,756

Valuation Allowance	(15,898,899)	(13,042,756)
Net deferred tax assets (liabilities)	$—	$—
The valuation allowance recorded by the Company as of December 31, 2023 and December 31, 2022 resulted from the uncertainties of the future utilization of deferred tax assets relating from NOL carry forwards for federal and state income tax purposes. Realization of the NOL carry forwards is contingent on future taxable earnings. The deferred tax asset was reviewed for expected utilization using a “more likely than not” approach by assessing the available positive and negative evidence surrounding its recoverability. Accordingly, a full valuation allowance continues to be recorded against the Company’s deferred tax asset, as it was determined based upon past and projected future losses that it was “more likely than not” that the Company’s deferred tax assets would not be realized. In future years, if the deferred tax assets are determined by management to be “more likely than not” to be realized, the recognized tax benefits relating to the reversal of the valuation allowance will be recorded. The Company will continue to assess and evaluate strategies that will enable the deferred tax asset, or portion thereof, to be utilized, and will reduce the valuation allowance appropriately as such time when it is determined that the “more likely than not” criteria is satisfied.
The federal net operating loss carryforwards of $29.3 million have an indefinite life, but the R&D credits of $3.4 million begin to expire in 2039. Due to the change in ownership provisions of the Internal Revenue Code, the availability of the Company’s net operating loss carry forwards could be subject to annual limitations against taxable income in future periods, which could substantially limit the eventual utilization of such carry forwards. The Company has not analyzed the historical or potential impact of its equity financings on beneficial ownership and therefore no determination has been made whether the net operating loss carry forward is subject to any Internal
Revenue Code Section 382 limitation. To the extent there is a limitation, there could be a reduction in the deferred tax asset with an offsetting reduction in the valuation allowance.
Tax positions taken or expected to be taken in the course of preparing the Company’s tax returns are required to be evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold, as well as accrued interest and penalties, if any, would be recorded as a interest and penalties expense in the current year. There were no uncertain tax positions that require accrual or disclosure to the financial statements as of December 31, 2023.